NORTH VALLEY BANCORP

                      EXECUTIVE DEFERRED COMPENSATION PLAN




                           Effective January 1, 1989

                             Restated April 1, 1995





                                                                  Exhibit 10(dd)


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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I--PURPOSE .........................................................   1

ARTICLE II--DEFINITIONS ....................................................   1

 2.1 Actuarial Equivalent ..................................................   1
 2.2 Account ...............................................................   1
 2.3 Beneficiary ...........................................................   1
 2.4 Board .................................................................   1
 2.5 Change in Control .....................................................   2
 2.6 Committee .............................................................   2
 2.7 Compensation ..........................................................   2
 2.8 Deferral Commitment ...................................................   2
 2.9 Deferral Period .......................................................   2
 2.10 Determination Date ...................................................   3
 2.11 Director .............................................................   3
 2.12 Disability ...........................................................   3
 2.13 Early Retirement Date ................................................   3
 2.14 Elective Deferred Compensation .......................................   3
 2.15 Employer .............................................................   3
 2.16 Financial Hardship ...................................................   3
 2.17 Interest .............................................................   3
 2.18 Normal Retirement Date ...............................................   4
 2.19 Participant ..........................................................   4
 2.20 Participation Agreement ..............................................   4
 2.21 Plan Benefit .........................................................   4
 2.22 Retirement ...........................................................   4
 2.23 Qualified 40l(k) Plan ................................................   4
 2.24 Qualified Retirement Plan ............................................   4
 2.25 Year of Service ......................................................   4

ARTICLE III--PARTICIPATION AND DEFERRAL COMMITMENTS ........................   5

  3.1 Eligibility and Participation ........................................   5
  3.2 Form of Deferral; Minimum Deferral ...................................   5
  3.3 Limitation on Deferral ...............................................   5
  3.4 Commitment Limited by Retirement .....................................   5
  3.5 Modification of Deferral Commitment ..................................   6
  3.6 Change in Employment Status ..........................................   6

                                                                             (i)




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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE IV--DEFERRED COMPENSATION ACCOUNT .................................    6

 4.1 Accounts .............................................................    6
 4.2 Initial Account Balances .............................................    6
 4.3 Elective Deferred Compensation .......................................    6
 4.4 Employer Discretionary Contributions .................................    6
 4.5 Matching Contributions ...............................................    6
 4.6 Qualified Plan Make-up Credit ........................................    7
 4.7 Interest .............................................................    7
 4.8 Determination of Accounts ............................................    7
 4.9 Vesting of Accounts ..................................................    7
 4.10 Disability ..........................................................    8
 4.11 Statement of Accounts ...............................................    8

ARTICLE V--PLAN BENEFITS ..................................................    8

  5.1 Retirement Benefit ..................................................    8
  5.2 Termination Benefit .................................................    8
  5.3 Death Benefit .......................................................    8
  5.4 Early Withdrawal Option .............................................    8
  5.5 Hardship Distributions ..............................................    9
  5.6 Accelerated Distribution ............................................    9
  5.7 Form of Benefit Payment .............................................    9
  5.8 Withholding; Payroll Taxes ..........................................   10
  5.9 Commencement of Payments ............................................   10
  5.10 Full Payment of Benefits ...........................................   10
  5.11 Payment to Guardian ................................................   10
  5.12 Suicide; Misrepresentation .........................................   10

ARTICLE VI--BENEFICIARY DESIGNATION .......................................   10

  6.1 Beneficiary Designation .............................................   10
  6.2 Changing Beneficiary ................................................   11
  6.3 Change in Marital Status ............................................   11
  6.4 No Beneficiary Designation ..........................................   11

ARTICLE VII--ADMINISTRATION ...............................................   12

  7.1 Committee; Duties ...................................................   12
  7.2 Agents ..............................................................   12
  7.3 Binding Effect of Decisions .........................................   12
  7.4 Indemnity of Committee ..............................................   12
  7.5 Election of Committee After Change in Control .......................   12

                                                                            (ii)



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                               TABLE OF CONTENTS

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                                                                            ----

ARTICLE VIII--CLAIMS PROCEDURE ............................................   12

 8.1 Claim ................................................................   12
 8.2 Denial of Claim ......................................................   13
 8.3 Review of Claim ......................................................   13
 8.4 Final Decision .......................................................   13

ARTICLE IX--AMENDMENT AND TERMINATION OF PLAN .............................   13

 9.1 Amendment ............................................................   13
 9.2 Employer's Right to Terminate ........................................   13

ARTICLE X--MISCELLANEOUS ..................................................   14

  10.1 Unfunded Plan ......................................................   14
  10.2 Unsecured General Creditor .........................................   14
  10.3 Trust Fund .........................................................   15
  10.4 Nonassignability ...................................................   15
  10.5 Not a Contract of Employment .......................................   15
  10.6 Protective Provisions ..............................................   15
  10.7 Terms ..............................................................   15
  10.8 Captions ...........................................................   15
  10.9 Governing Law ......................................................   16
  10.10 Validity ..........................................................   16
  10.11 Notice ............................................................   16
  10.12 Successors ........................................................   16

                                                                           (iii)





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                              NORTH VALLEY BANCORP

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                             RESTATED APRIL 1, 1995

                               ARTICLE I--PURPOSE

      The purpose of this Executive Deferred Compensation Plan (the "Plan") is to provide current tax planning opportunities as well as supplemental funds for retirement or death for selected employees of North Valley Bancorp, North Valley Bank, and subsidiaries or affiliates thereof ("Bank"). It is intended that the Plan will aid in retaining and attracting employees of exceptional ability by providing them with these benefits. This Plan will be effective as of January 1, 1989 and restated as of April 1, 1995.

                            ARTICLE II--DEFINITIONS

      For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

2.1   Actuarial Equivalent

      "Actuarial Equivalent" means equivalence in value between two (2) or more forms and/or times of payment based on a determination by an actuary chosen by the Bank, using sound actuarial assumptions at the time of such determination.

2.2   Account

      "Account" means the Retirement Account or Termination Account, where appropriate, as maintained by the Employer in accordance with Article IV with respect to any deferral of Compensation pursuant to this Plan. A Participant's Retirement Account or Termination Account shall be utilized solely as a device for the determination and measurement of the amounts to be paid to the Participant pursuant to the Plan. A Participant's Account shall not constitute or be treated as a trust fund of any kind.

2.3   Beneficiary

      "Beneficiary" means the person, persons or entity entitled under Article VI to receive any Plan benefits payable after a Participant's death.

2.4   Board

      "Board" means the Board of Directors of North Valley Bancorp.


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2.5   Change in Control

      A "Change of Control" shall occur:

          (a) Upon North Valley Bancorp's knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) is or becomes "the beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of North Valley Bancorp shares representing forty percent (40%) or more of the combined voting power of the then outstanding securities; or

          (b) Upon the approval by the stockholders of North Valley Bancorp of a merger or consolidation (other than a merger or consolidation in which North Valley Bancorp is the surviving corporation and which does not result in any reclassification or reorganization of North Valley Bancorp's then outstanding securities), a sale or disposition of all or substantially all of North Valley Bancorp's assets or a plan of liquidation or dissolution of North Valley Bancorp; or

          (c) If, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of North Valley Bancorp cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the stockholders of North Valley Bancorp of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

2.6   Committee

      "Committee" means the Administrative Committee appointed by the Chairman of the Board to administer the Plan pursuant to Article VII.

2.7   Compensation

      "Compensation" means the salary and bonuses payable to the Participant during the calendar year and considered to be "wages" for purposes of federal income tax withholding, before reduction for amounts deferred under this Plan. Compensation does not include expense reimbursements, any form of noncash compensation or benefits.

2.8   Deferral Commitment

      "Deferral Commitment" means an election to defer Compensation made by a Participant pursuant to Article III and for which a separate Participation Agreement has been submitted by the Participant to the Committee.

2.9   Deferral Period

      "Deferral Period" means the period over which a Participant has elected to defer a portion of his Compensation. Each calendar year shall be a separate Deferral Period, provided that the Deferral Period may be modified pursuant to paragraph 3.4 or 3.5.

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2.10  Determination Date

      "Determination Date" means the last day of each calendar month.

2.11  Director

      "Director" means a member of the Board of Directors of the Employer.

2.12  Disability

      "Disability" means a physical or mental condition which, in the opinion of the Committee, permanently prevents an employee from satisfactorily performing employee's usual duties for Employer. The Committee's decision as to Disability will be based upon medical reports and/or other evidence satisfactory to the Committee.

2.13  Early Retirement Date

      "Early Retirement Date" means the date prior to his Normal Retirement Date on which the Participant actually terminates Employment following the Participant's attainment of age fifty-five (55) and completion of ten (10) Years of Service.

2.14  Elective Deferred Compensation

      The amount of Compensation that a Participant elects to defer pursuant to a Deferral Commitment.

2.15  Employer

      "Employer" means North Valley Bancorp, North Valley Bank, and any affiliated or subsidiary corporation designated by the Board of North Valley Bancorp or any successors to the business thereof.

2.16  Financial Hardship

      "Financial Hardship" means an immediate and heavy financial need of the Participant, determined by the Committee on the basis of information supplied by the Participant in accordance with the standards set forth in the applicable treasury regulations promulgated under Section 401(k) of the Internal Revenue Code, or such other standards as are, from time to time, established by the Committee.

2.17  Interest

      "Interest" on a Determination Date means interest computed at the rate provided below:

          (a) Termination Account Interest. The interest yield credited to a Termination Account shall be equal to the monthly equivalent of the annual yield of the Moody's Average Corporate Bond Yield Index for the preceding calendar month as published by Moody's Investor Service, Inc. (or any successor thereto) or, if such index is no longer published, a substantially similar index selected by the Board.

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          (b)  Retirement  Account  Interest.  The interest  yield credited to a
      Retirement  Account  shall  be  equal  to the  monthly  equivalent  of the
      effective  annual  yield  on  the  Termination   Account  plus  three  (3)
      percentage points.

2.18  Normal Retirement Date

      "Normal Retirement Date" means the first day of the month coincidental with or next following the date on which a Participant attains age sixty-five
(65).

2.19  Participant

      "Participant"   means  any   individual  who  is   participating   or  has
participated in this Plan as provided in Article III.

2.20  Participation Agreement

      "Participation Agreement" means the agreement submitted by a Participant to the Committee prior to the beginning of the Deferral Period, with respect to the Deferral Commitment made for such Deferral Period.

2.21  Plan Benefit

      "Plan Benefit" means the benefit payable to a Participant as calculated in
Article V.

2.22  Retirement

      "Retirement" means severance of Employment at the Participant's Normal Retirement Date or Early Retirement Date as applicable.

2.23  Qualified 401(k) Plan

      "Qualified 40l(k) Plan" means the Deferred Salary Profit-Sharing Thrift Plan for Employees of North Valley Bancorp and its Affiliates, including North Valley Bank, or any successor salary reduction plan that qualifies under Section 40l(a) of the Internal Revenue Code by satisfying the requirements of Section 401(k) of the Code.

2.24  Qualified Retirement Plan

      "Qualified Retirement Plan" means the North Valley Bancorp Employers' Stock Ownership Plan and Qualified 401(k) Plan, or any successor defined contribution retirement income plan maintained by Employer that qualifies under
Section 40l(a) of the Internal Revenue Code.

2.25  Year of Service

      "Year of Service" shall have the meaning provided for such term for purposes of vesting under the Qualified 401(k) Plan, whether or not the Participant is a participant in that plan.

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ARTICLE III--PARTICIPATION AND DEFERRAL COMMITMENTS

3.1   Eligibility and Participation

          (a) Eligibility. Eligibility to participate in the Plan shall be limited to key employees of the Employer who are designated, from time to time, by the Board of North Valley Bancorp.

          (b) Participation. An eligible employee may elect to participate in the Plan with respect to any Deferral Period by submitting a Participation Agreement to the Committee by December 15 of the calendar year immediately preceding the Deferral Period, provided that employees making bonus deferrals must do so prior to the Board meeting in which a provisional or full payment of such bonus is authorized.

          (c) Part-Year Participation. In the event that an employee first becomes eligible to participate during a Deferral Period, a Participation Agreement must be submitted to the Committee no later than thirty (30) days following notification of the employee of eligibility to participate, and such Participation Agreement shall be effective only with regard to Compensation earned or payable following the submission of the Participation Agreement to the Committee.

3.2   Form of Deferral; Minimum Deferral

          (a) Deferral Commitment. A Participant may elect in the Participation Agreement to defer any portion of his Compensation for the calendar year following the calendar year in which the Participation Agreement is submitted. The amount to be deferred must not be less than two thousand four hundred dollars ($2,400) during the Deferral Period.

          (b) Participants Entering at Mid-Year. In the event an employee enters this Plan at any time other than January 1 of any calendar year, he or she must defer at least two hundred dollars ($200) times the number of months remaining in the Deferral Period.

3.3   Limitation on Deferral

      A Participant may defer up to one hundred percent (100%) of the Participant's Compensation. However, the Committee may impose a different maximum deferral amount or increase the minimum deferral amount under paragraph
3.2 from time to time by giving written notice to all Participants, provided, however, that no such changes may affect a Deferral Commitment made prior to the Committee's action.

3.4   Commitment Limited by Retirement

      If a Participant over the age of fifty-five (55) intends to terminate employment prior to the end of the Deferral Period, the Participant may elect, with the Committee's consent, to defer over a period which ends at the date of his intended retirement. The Minimum Deferral shall be two hundred dollars ($200) times the number of months to the date of the intended termination.

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3.5   Modification of Deferral Commitment

      Deferral Commitment shall be irrevocable except that the Committee may permit a Participant to reduce the amount to be deferred, or waive the remainder of the Deferral Commitment upon a finding that the Participant has suffered a Financial Hardship.

3.6   Change in Employment Status

      If the Board determines that a Participant's employment performance is no longer at a level that deserves reward through participation in this Plan, but does not terminate the Participant's employment with the Employer, no Deferral Commitments may be made by such Participant after the date designated by the Board of North Valley Bancorp.

                   ARTICLE IV--DEFERRED COMPENSATION ACCOUNT

4.1   Accounts

      For record keeping purposes only, an Account shall be maintained for each Participant. Separate subaccounts shall be maintained to the extent necessary to properly reflect the Participant's total vested Account balance.

4.2   Initial Account Balances

      Each Participant shall be deemed to have an initial balance in his Account equal to the account balance, if any, immediately preceding the effective date of this Plan under any other nonqualified deferred compensation arrangement maintained by the Employer.

4.3   Elective Deferred Compensation

      A Participant's Elective Deferred Compensation shall be credited to the Participant's Account as the corresponding nondeferred portion of the Compensation becomes or would have become payable. Any withholding of taxes or other amounts with respect to deferred Compensation that is required by state, federal or local law shall be withheld from the Participant's nondeferred Compensation to the maximum extent possible with any excess being withheld from the Participant's Account.

4.4   Employer Discretionary Contributions

      Employer may make Discretionary Contributions to Participants' Accounts. Discretionary Contributions shall be credited at such times and in such amounts as the Board in its sole discretion shall determine. The amount of the Discretionary Contributions shall be evidenced in a special Participation Agreement approved by the Board.

4.5   Matching Contributions

      Employer shall credit a Matching Contribution to the Participant's Account equal to twenty-five percent (25%) of the sum of the Compensation deferred by the Participant under this Plan and under the Qualified 401(k) Plan during a Deferral Period, but not to exceed five percent (5%) of the Participant's Compensation before such deferrals. The Matching Contribution shall be reduced by the amount, if any, the Employer has contributed as a matching contribution for the Participant to

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the Qualified  401(k) Plan for the Deferral  Period.  The Matching  Contribution
shall be credited to the Participant's Account on the last day of each calendar year.

4.6   Qualified Plan Make-up Credit

      The Employer shall credit to each Participant's account on the last day of each year the difference between:

          (a) The amount which would have been contributed to the Qualified Plans if no deferrals had been made under this Plan; and

          (b) The amounts actually contributed to the Qualified Plans for such Participant.

4.7   Interest

      Interest earned shall be calculated as of each Determination Date based upon the average daily balance of the account since the preceding Determination Date and shall be credited to the Participant's Account at that time.

4.8   Determination of Accounts

      Each Participant's Account as of each Determination Date shall consist of the balance of the Participant's Account as of the immediately preceding Determination Date, plus the Participant's Elective Deferred Compensation credited, any Employer Discretionary Contributions, any Matching Contributions, and Qualified Plan Makeup Credits and any interest earned, minus the amount of any distributions made since the immediately preceding Determination Date.

4.9   Vesting of Accounts

      The Participant shall be entitled to receive the vested portion of either the Retirement Account or the Termination Account, as determined under Article V, but not both. Each Participant shall be vested in the amounts credited to such Participant's Account and earnings thereon as follows:

          (a) Amounts Deferred. A Participant shall be one hundred percent (100%) vested at all times in the amount of Compensation elected to be deferred under this Plan and Interest thereon.

          (b)  Employer  Discretionary  Contributions.   Employer  Discretionary
      Contributions and Interest thereon shall be vested as set forth in the special Participation Agreement.

          (c) Matching Contributions. A Participant's Matching Contributions and Earnings, thereon, shall become vested at the same time and in the same amount as corresponding Matching Contributions under the Qualified 401(k) Plan.

          (d) Qualified Plan Make-up Credits. Qualified Plan Make-up Credits and Interest thereon shall be vested to the same extent that amounts received from the underlying qualified plan are vested.

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4.10  Disability

       If a Participant suffers a Disability during a Deferral Period, the Employer will contribute all scheduled deferrals to the Participant's Account for the remainder of the Deferral Period.

4.11  Statement of Accounts

      The Committee shall submit to each Participant,  within one hundred twenty
(120) days after the close of each calendar year and at such other time as determined by the Committee, a statement setting forth the balance to the credit of the account maintained for a Participant.

                            ARTICLE V--PLAN BENEFITS

5.1   Retirement Benefit

      The Employer shall pay a Plan Benefit equal to the Participant's Retirement Account to a Participant who terminates Employment by reason of Retirement, Disability, or within twenty-four (24) months of a Change in Control.

5.2   Termination Benefit

      The Employer shall pay a Plan Benefit equal to the Participant's Termination Account to a Participant who terminates Employment for any reason other than those provided for in 5.1 or 5.3.

5.3   Death Benefit

      Upon  the  death  of  a  Participant,   the  Employer  shall  pay  to  the
Participant's Beneficiary an amount determined as follows:

          (a) Posttermination. If the Participant dies after termination of Employment, the amount payable shall be equal to the remaining unpaid balance of the Participant's appropriate Account.

          (b) Preretirement. If the Participant dies prior to termination of Employment, the amount payable shall be the Participant's Retirement Account balance.

5.4   Early Withdrawal Option

         Participants shall be permitted to elect to withdraw amounts from their Account subject to the following restrictions:

          (a) Timing of Election to Withdraw. The election to make an Early Withdrawal must be made at the same time the Participant enters into a Participation Agreement for a Deferral Commitment.

          (b) Amount of Withdrawal. The amount which a Participant can elect to withdraw with respect of any Deferral Commitment shall be limited to fifty percent (50%) or one hundred percent (100%) of the amount of such Deferral Commitment, excluding any Interest or Employer Discretionary Contributions.

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          (c) Timing of Early  Withdrawals.  The amount  elected to be withdrawn shall be paid in a single lump sum at the time elected by the Participant in his Participation Agreement wherein he elected the Early Withdrawal Option. In no event shall such a withdrawal commence prior to seven (7) years following the end of the Deferral Period in which the Participant elected the Early Withdrawal Option.

      Amounts paid to a Participant pursuant to the Section 5.4 shall be treated as distributions from the Participant's Account.

5.5   Hardship Distributions

      Upon a finding that a Participant has suffered a Financial Hardship, the Committee may, in its sole discretion, make distributions from the Participant's Account prior to the time specified for payment of benefits under the Plan. The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's requirements during the Financial Hardship.

5.6   Accelerated Distribution

      Notwithstanding any other provision of the Plan, at any time after a Change in Control or at any time following termination of service on the Board, a Participant shall be entitled to receive, upon written request to the Committee, a lump sum distribution equal to ninety percent (90%) of the vested Account balance as of the Determination Date.

5.7   Form of Benefit Payment

      All Plan Benefits other than Early Withdrawals or Hardship Distributions shall be paid in the form of the Basic Benefit provided below, unless the Committee, in its sole discretion, selects an alternative form. Any form requested by the Participant or a Beneficiary shall be considered by the Committee, but shall not be binding. The basic and alternative methods of payment are as follows:

          (a) Basic Form of Benefit Payment. Equal monthly installments of the Account amortized over ten (10) years.

          (b) Alternative Forms of Benefit Payment.

              (i) Equal monthly installments of the Account amortized over a period of sixty (60) months.

              (ii) Equal monthly installments of the Account amortized over a period of one hundred eighty (180) months.

              (iii) A single sum amount which is equal to the Account balance.

              (iv) Any other method which is the Actuarial Equivalent of the Participant's Account balance.

          (c) Interest on Unpaid Balance. The Interest on the unpaid balance of an Account under paragraphs (a), (b)(i), or (b)(ii) above shall be equal to the average Interest rate on the Account over the thirty-six (36) months immediately preceding the commencement of benefit payments.

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5.8   Withholding; Payroll Taxes

      The Employer shall withhold from payments made hereunder any taxes required to be withheld from such payments under federal, state or local law. However, a Beneficiary may elect not to have withholding for federal income tax pursuant to Section 3405(a)(2) of Internal Revenue Code, or any successor provision thereto.

5.9   Commencement of Payments

      Payment shall commence on the day selected by the Participant in the Participation Agreement, at the discretion of the Committee, but not later than sixty (60) days after the end of the month in which the Participant terminates employment with the Employer. All payments shall be made as of the first day of the month.

5.10  Full Payment of Benefits

      Notwithstanding any other provision of this Plan, all benefits shall be paid no later than one hundred eighty (180) months following the Participant's age sixty-five (65) or termination of service, whichever is later.

5.11  Payment to Guardian

      If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Plan Benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Committee from all liability with respect to the benefit.

5.12  Suicide; Misrepresentation

      Notwithstanding any other provisions of this Plan, no benefit in excess of the Participant's Account balance shall be paid to a Beneficiary if the Participant's death occurs as a result of suicide during the twenty-four (24) successive calendar months beginning with the calendar month following the commencement of an individual's participation in the Plan. Similarly, no benefit in excess of the Participant's Account balance shall be paid if death occurs within the twenty-four (24) successive calendar months following commencement of an individual's participation in the Plan if the Participant has made a material misrepresentation in any form or document provided by the Participant to or for the benefit of the Employer.

                      ARTICLE VI--BENEFICIARY DESIGNATION

6.1   Beneficiary Designation

      Each Participant shall have the right, at any time, to designate one (1) or more persons or an entity as Beneficiary (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of Participant's death prior to complete distribution of the Participant's Account. Each Beneficiary designation shall be in a written form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's lifetime. Designation by a mar-

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ried Participant of a Beneficiary other than the Participant's  spouse shall not be effective without spousal execution of a written consent that acknowledges the effect of the designation, unless such consent cannot be obtained because the spouse cannot be located.

6.2   Changing Beneficiary

      Any Beneficiary designation may be changed by an unmarried Participant without the consent of the previously named Beneficiary by the filing of a new designation with the Committee. A married Participant's Beneficiary designation may be changed with the consent of the Participant's spouse as provided for in
Section 6.1 by the filing of a new designation with the Committee. The filing of a new designation shall cancel all designations previously filed.

6.3   Change in Marital Status

      If the Participant's marital status changes after the Participant has designated a Beneficiary, the following shall apply:

          (a) If the Participant is married at death but was unmarried when the designation was made, the designation shall be void unless the spouse has consented to it in the manner prescribed above.

          (b) If the Participant is unmarried at death but was married when the designation was made:

              (i) The designation shall be void if the spouse was named as Beneficiary.

              (ii) The designation shall remain valid if a nonspouse beneficiary was named.

          (c) If the Participant was married when the designation was made and is married to a different spouse at death, the designation shall be void unless the new spouse has consented to it in the manner prescribed above.

6.4   No Beneficiary Designation

      If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's benefits, the Participant's Beneficiary shall be the person in the first of the following classes in which there is a survivor:

          (a) The surviving spouse;

          (b) The Participant's children, except that if any of the children predeceases the Participant but leave issue surviving, then such issue shall take by right of representation the share the parent would have taken if living;

          (c) The Participant's estate.

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                          ARTICLE VII--ADMINISTRATION

7.1   Committee; Duties

      This Plan shall be administered by an Administrative Committee, which shall consist of not less than three (3) persons appointed by the Chairman of the Board except after a Change in Control as provided in 7.5. The Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as may arise in such administration. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under this Plan.

7.2   Agents

      The Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

7.3   Binding Effect of Decisions

      The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

7.4   Indemnity of Committee

      The Company shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan on account of such person's service on the Committee, except in the case of gross negligence or willful misconduct.

7.5   Election of Committee After Change in Control

      After a Change in Control, vacancies on the Committee shall be filled by majority vote of the remaining Committee members and Committee members may be removed only by such a vote. If no Committee members remain, a new Committee shall be elected by majority vote of the Participants in the Plan immediately preceding such Change in Control. No amendment shall be made to Article VII or other Plan provisions regarding Committee authority with respect to the Plan.

                         ARTICLE VIII--CLAIMS PROCEDURE

8.1   Claim

      Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing within thirty (30) days.

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8.2   Denial of Claim

      If the claim or request is denied, the written notice of denial shall state:

          (a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based.

          (b) A description of any additional material or information required and an explanation of why it is necessary.

          (c) An explanation of the Plan's claim review procedure.

8.3   Review of Claim

       Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

8.4   Final Decision

      The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other specified circumstances, the claimant shall be notified and the time limit shall be one hundred twenty
(120) days. The decision shall be in writing and shall state the reasons and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.

                 ARTICLE IX--AMENDMENT AND TERMINATION OF PLAN

9.1   Amendment

      The Board may at any time amend the Plan in whole or in part, provided, however, that no amendment shall be effective to decrease or restrict the amount accrued to the date of Amendment in any Account or to change the Interest Rate credited to amounts already held in an Account under the Plan. Upon a change in the Interest Rate, thirty (30) days' advance written notice shall be given to each Participant and any deferral after the effective date of the change shall be held in a separate Account which shall be credited with the new Interest Rate.

9.2   Employer's Right to Terminate

        The Board may at any time partially or completely terminate the Plan if, in its judgment, the tax, accounting, or other effects of the continuance of the Plan, or potential payments thereunder would not be in the best interests of the Employer.

          (a) Partial Termination. The Board may partially terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments. In the event of such a Partial Termination, the Plan shall continue to operate and be effective with regard to Deferral Commitments entered into prior to the effective date of such Partial Termination.

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          (b) Complete Termination.  The Board may completely terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments, and by terminating all ongoing Deferral Commitments. In the event of Complete Termination, the Plan shall cease to operate and the Employer shall pay out to each Participant their Account as if that Participant had terminated service as of the effective date of the Complete Termination. Payments shall be made in equal annual installments over the period listed below, based on the Account balance:

      Appropriate Account Balance                          Payout Period
      --------------------------------------------------------------------
      Less than $10,000                                       1 Year
      $10,000 but less than $50,000                           3 Years
      More than $50,000                                       5 Years
      ====================================================================

      Interest earned on the unpaid balance in each Participant's Account shall be the Interest Rate in effect on the Determination Date immediately preceding the effective date of the Complete Termination.

                            ARTICLE X--MISCELLANEOUS

10.1  Unfunded Plan

      This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore to be exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA. Accordingly, the Plan shall terminate and no further benefits shall accrue hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA which is not so exempt. In the event of a termination under this Section 10.1, all ongoing Deferral Commitments shall terminate, no additional Deferral Commitments will be accepted by the Committee, and the amount of each Participant's vested Account balance shall be distributed to such Participant at such time and in such manner as the Committee, in its sole discretion, determines.

10.2  Unsecured General Creditor

      Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by the Employer. Except as may be provided in Section 10.3, such policies, annuity contracts or other assets of the Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Employer under this Plan. Any and all of the Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Employer. The Employer's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

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10.3  Trust Fund

      The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Employer may establish one (1) or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trust may be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

10.4  Nonassignability

      Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all fights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

10.5  Not a Contract of Employment

      The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and the Participant (or his Beneficiary) shall have no rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge him at any time.

10.6  Protective Provisions

      A Participant will cooperate with the Employer by furnishing any and all information requested by the Employer, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Employer may deem necessary and taking such other actions as may be requested by the Employer.

10.7  Terms

      Whenever any words are used herein the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

10.8  Captions

      The captions of the articles, sections, and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

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10.9  Governing Law

      The provisions of this Plan shall be construed, interpreted, and governed in all respects in accordance with applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of California.

10.10 Validity

      In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

10.11 Notice

      Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee or the Secretary of the Employer. Such notice shall be deemed given as of the date of delivery or, if such delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

10.12 Successors

      The provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of North Valley Bancorp, and successors of any such corporation or other business entity.

                                                 NORTH VALLEY BANCORP

                                                 By: /s/ Donald V. Carter
                                                    ----------------------------
                                                    Its President & CEO

                                              Dated:     3-20-95
                                                    ----------------------------

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